Form 6342 (5-2021) FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT This Fourth Amendment to Amended and Restated Credit Agreement (“Amendment”) is made and entered into effective the 11th day of October, 2021, by and between Dakota Ethanol, L.L.C., a South Dakota limited liability company (“Borrower”) and Farm Credit Services of America, PCA and Farm Credit Services of America, FLCA, (each and collectively “Lender”) to amend and modify the Amended and Restated Credit Agreement dated February 2, 2018, (hereinafter referred to as the “Credit Agreement”). The Credit Agreement and underlying Loan Documents are modified only to the extent necessary to give effect to the terms of this Amendment, and the remaining terms of said Loan Documents, not otherwise inconsistent herewith, are ratified by the parties. Capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Credit Agreement. In consideration of the mutual agreements, provisions and covenants herein contained, and furthermore to induce Lender to consider financial accommodations for the Borrower under the terms and provisions of the Credit Agreement, the parties hereby agree as follows: 1. The following definition under Article 1 is hereby added to read as follows: ‘Protective Advances’ shall mean, on or after any Event of Default, any amounts paid by the Lender for the purpose of preserving or protecting the Collateral. Any Protective Advance shall be considered an Advance. 2. The following definitions under Article 1 are hereby amended to read as follows: 'Collateral Agreements' shall mean any security agreements, UCC financing statements, lease assignments, assignments of contracts, mortgages, deeds of trust or any other document granting a Lien to secure the Obligations. 'Material Adverse Effect' shall mean any event, occurrence or circumstance that, as determined by Lender in its reasonable discretion, has a material negative effect on (i) the business, operations, property, liabilities, condition (financial or otherwise) or prospects of Borrower, taken as a whole, or (ii) the validity or enforcement of any of the Loan Documents or the rights or remedies of Lender hereunder, or (iii) the ability of Borrower, taken as a whole, to perform their obligations under any of the Loan Documents. 3. The definition under Article 1 of ‘Working Capital’ is hereby deleted in its entirety. 4. The following sections are hereby amended to read as follows: Section 2.1.1 Loan Facility A (304761-069993-214088). Lender agrees to advance sums to Borrower up to the aggregate amount of $2,000,000.00 (Maximum Principal Balance) until November 1, 2023 (Final Advancement Date). Each Advance made will reduce the funds available for future advances by the amount of the Advance. Repayments of principal will be available for subsequent Advances. The commitment under said Loan will be used by Borrower for financing the operating needs of the company and Borrower agrees not to request or use such proceeds for any other purpose. To the extent Lender must make Protective Advances that would cause Loan Facility A to exceed the Maximum Principal Balance, the Maximum Principal Balance shall be deemed increased in order to include any and all Protective Advances. Any Protective Advances shall be due and payable upon demand and shall draw interest at the Default Rate. (a) Interest. Borrower hereby promises to pay interest on the principal indebtedness outstanding from time to time on each Advance from and including the date of such Advance and otherwise in accordance with statements issued by Lender. Interest shall be payable on the following dates, provided that interest accruing at the Default Rate, if applicable, shall be payable on demand. Interest shall be payable on the 1st day of each month continuing on November 1, 2021 at the following rate. Interest shall accrue from the date of each Advance at a variable rate per annum equivalent to the SOFR 30-Day Average Rate, plus 3.05%. The interest rate shall be adjusted higher or lower on the 15th day of every month thereafter to reflect any change in the SOFR 30-Day Average Rate for the prior month, and this higher or lower rate will thereafter apply to the outstanding principal indebtedness and remain in effect until a different rate of interest is established. The amount of any subsequent payments will be increased or decreased accordingly to reflect the different rate of interest without in any manner changing the due date of the payments. There is no limitation on the amount of the change in the interest rate. DocuSign Envelope ID: 5567622C-6EED-4FEA-A847-562F3D6AB478 THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian CO Y VIEW

Form 6342 (5-2021) The SOFR 30-Day Average Rate is determined on the last day of each month by calculating the prior month's average of an index known as the Secured Overnight Financing Rate (SOFR), published by the Federal Reserve Bank of New York, at https://apps.newyorkfed.org/markets/autorates/sofr, which is rounded to the nearest 0.05%. In the event an Index or reference rate is used to calculate the applicable interest rate, then, in no event shall the Index or reference rate used to determine the applicable interest rate be less than zero percent (0.00%), regardless of the actual published Index or reference rate. If such Index or reference rate is no longer available for any reason, is no longer posted through electronic transmission or through a source providing such information, or the Lender determines that the Index is unreliable or no longer adequately covers Lender's costs of making loans using this index, Lender will select a replacement index in its sole discretion which Index may be based upon comparable information and may include interest rate spread and adjustment thereto or other price adjustments to compensate Lender for costs incurred in making or maintaining the loan. (b) Principal. Borrower hereby promises to pay principal, plus all accrued interest and any unpaid fees, costs or expenses in full on November 1, 2023 ('Maturity Date'). (c) Facility Fees. Non-Use Fee. In connection with Loan Facility A, Borrower agrees to pay Lender an additional fee when the outstanding principal balance is less than the Maximum Principal Balance. This fee will be equal to 0.25% per annum, based upon a 360 day year, calculated on the difference between the Maximum Principal Balance and the daily outstanding principal balance. The fee shall be calculated, due and payable quarterly in arrears, beginning January 1, 2022. Section 2.1.2 Loan Facility B (304761-073489-225482). Lender agrees to advance sums to Borrower up to the aggregate amount of $46,250,000.00 (Subject to Reducing Commitment terms set forth in 2.1.2 (a)) (Maximum Principal Balance) until January 1, 2026 (Final Advancement Date). Each Advance made will reduce the funds available for future advances by the amount of the Advance. Repayments of principal will be available for subsequent Advances. The commitment under said Loan will be used by Borrower to finance capital expenditures related to plant expansion of the “as will be built” 90- million gallon per year ethanol plant located near Wentworth, SD to fund investments and to provide working capital. Borrower agrees not to request or use such proceeds for any other purpose. To the extent Lender must make Protective Advances that would cause Loan Facility B to exceed the Maximum Principal Balance, the Maximum Principal Balance shall be deemed increased in order to include any and all Protective Advances. Any Protective Advances shall be due and payable upon demand and shall draw interest at the Default Rate. (a) Reducing Commitment. The Maximum Principal Balance shall continue to be reduced by $1,750,000.00 on the 1st day of each January and July through and including July 1, 2025, at which time the balance available for subsequent advances shall be $32,250,000.00. The obligation to advance funds may be terminated in Agent’s sole discretion prior to the Final Advancement Date if intervening liens have been filed on any Collateral since the Closing Date. If the outstanding principal balance is at or below the Maximum Principal Balance (taking into consideration any reductions in commitment)(“Applicable Maximum Balance”) up to and including the Final Advancement Date, Borrower will be billed interest only; if the outstanding principal balance exceeds the Applicable Maximum Principal Balance, Borrower will make principal payments in such amount as necessary to reduce principal to the Applicable Maximum Principal Balance available at that time. (b) Interest. Borrower hereby promises to pay interest on the principal indebtedness outstanding from time to time on each Advance from and including the date of such Advance and otherwise in accordance with statements issued by Lender. Interest shall be payable on the following dates, provided that interest accruing at the Default Rate, if applicable, shall be payable on demand. Interest shall be payable on the 1st day of each Quarter continuing on January 1, 2022 at the following rate. Interest shall accrue from the date of each Advance at a variable rate per annum equivalent to the SOFR 30-Day Average Rate, plus 3.30%. The interest rate shall be adjusted higher or lower on the 15th day of every month thereafter to reflect any change in the SOFR 30-Day Average Rate for the prior month, and this higher or lower rate will thereafter apply to the outstanding principal indebtedness and remain in effect until a different rate of interest is established. The amount of any subsequent payments will be increased or decreased accordingly to reflect the different rate of interest without in any manner changing the due date of the payments. There is no limitation on the amount of the change in the interest rate. The SOFR 30-Day Average Rate is determined on the last day of each month by calculating the prior month's average of an index known as the Secured Overnight Financing Rate (SOFR), published by the Federal Reserve Bank of New York, at https://apps.newyorkfed.org/markets/autorates/sofr, which is rounded to the nearest 0.05%. DocuSign Envelope ID: 5567622C-6EED-4FEA-A847-562F3D6AB478 THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian COPY VIEW

Form 6342 (5-2021) In the event an Index or reference rate is used to calculate the applicable interest rate, then, in no event shall the Index or reference rate used to determine the applicable interest rate be less than zero percent (0.00%), regardless of the actual published Index or reference rate. If such Index or reference rate is no longer available for any reason, is no longer posted through electronic transmission or through a source providing such information, or the Lender determines that the Index is unreliable or no longer adequately covers Lender's costs of making loans using this index, Lender will select a replacement index in its sole discretion which Index may be based upon comparable information and may include interest rate spread and adjustment thereto or other price adjustments to compensate Lender for costs incurred in making or maintaining the loan. (c) Principal. Borrower hereby promises to pay principal, plus all accrued interest and any unpaid fees, costs or expenses in full on January 1, 2026 ('Maturity Date'). (d) Minimum Balance. If, at any time, the outstanding balance on Loan Facility B is less than $1,000.00 all commitments by Lender to make any additional Advances under all loan facilities in this Agreement shall be terminated without further notice and any Advances thereafter shall only be made at Lender’s sole discretion and subject to such conditions as Lender may require. (e) Facility Fees. Non-Use Fee. In connection with Loan Facility B, Borrower agrees to pay Lender an additional fee when the outstanding principal balance is less than the Maximum Principal Balance available. This fee will be equal to 0.50% per annum, based upon a 360 day year, calculated on the difference between the Maximum Principal Balance and the daily outstanding principal balance. The fee shall be calculated, due and payable quarterly in arrears, beginning January 1, 2022. Administrative Fee. Borrower agrees to pay Lender an annual, non-refundable, non-prorated administrative fee in the amount of $2,500.00 in connection with Loan Facility B, due February 1, 2022 and each year thereafter. Section 2.1.3 Loan Facility C (304761-075422-2706447). Lender previously advanced funds to Borrower in the amount of $8,000,000.00 (Maximum Principal Balance) which as of the date of the Agreement has an unpaid principal balance of $5,000,000.00. Repayments of principal will not be available for subsequent Advances. To the extent Lender must make Protective Advances that would cause Loan Facility C to exceed the Maximum Principal Balance, the Maximum Principal Balance shall be deemed increased in order to include any and all Protective Advances. Any Protective Advances shall be due and payable upon demand and shall draw interest at the Default Rate. (a) Interest. Borrower hereby promises to pay interest on the principal indebtedness outstanding from time to time on each Advance from and including the date of such Advance and otherwise in accordance with statements issued by Lender. Interest shall be payable on the following dates, provided that interest accruing at the Default Rate, if applicable, shall be payable on demand. Interest shall be payable on the 1st day of each month continuing on November 1, 2021 at the following rate. Interest shall accrue from the date of each Advance at a variable rate per annum equivalent to the SOFR 30-Day Average Rate, plus 3.30%. The interest rate shall be adjusted higher or lower on the 15th day of every month thereafter to reflect any change in the SOFR 30-Day Average Rate for the prior month, and this higher or lower rate will thereafter apply to the outstanding principal indebtedness and remain in effect until a different rate of interest is established. The amount of any subsequent payments will be increased or decreased accordingly to reflect the different rate of interest without in any manner changing the due date of the payments. There is no limitation on the amount of the change in the interest rate. The SOFR 30-Day Average Rate is determined on the last day of each month by calculating the prior month's average of an index known as the Secured Overnight Financing Rate (SOFR), published by the Federal Reserve Bank of New York, at https://apps.newyorkfed.org/markets/autorates/sofr, which is rounded to the nearest 0.05%. In the event an Index or reference rate is used to calculate the applicable interest rate, then, in no event shall the Index or reference rate used to determine the applicable interest rate be less than zero percent (0.00%), regardless of the actual published Index or reference rate. If such Index or reference rate is no longer available for any reason, is no longer posted through electronic transmission or through a source providing such information, or the Lender determines that the Index is unreliable or no longer adequately covers Lender's costs of making loans using this index, Lender will select a replacement index in its sole discretion which Index may be based upon comparable information and may include interest rate spread and adjustment thereto or other price adjustments to compensate Lender for costs incurred in making or maintaining the loan. DocuSign Envelope ID: 5567622C-6EED-4FEA-A847-562F3D6AB478 THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian COPY VIEW

Form 6342 (5-2021) (b) Principal. Borrower hereby promises to pay installments of equal principal payments of $1,000,000.00 plus accrued interest commencing on August 1, 2022 and continuing annually thereafter on the 1st day of August, up to and including August 1, 2025 (Maturity Date), when the entire unpaid principal, plus all accrued interest and any unpaid fees, costs or expense shall be due and payable in full. Section 2.3.2 Over Credit Limit Fees (Overdraft Fees) Borrower agrees to pay a fee for any transaction (including but not limited to ACH, drafts, and debit card transactions) to Borrower's Loan, which would cause the outstanding principal balance on said Loan to exceed the Maximum Principal Balance, whether or not Lender honors the transaction. The amount of said fee shall be determined by Lender, from time to time, as the fee it will charge its borrowers for overdrafting a line of credit. Section 2.4 Repayment. In accordance with this Agreement and the following provisions, Borrower agrees to pay Lender, at the location identified by Lender, the entire unpaid principal balance, plus interest, fees and other Lender’s costs and reasonable expenses in U.S. dollars. If any payment of principal or interest falls due on a day that is not a Business Day, then such due date shall be extended to the next following Business Day. All payments received on the Loan (unless the payment is designated by Borrower as an interest payment) shall first be applied to Protective Advances and fees, then to accrued interest and finally to reduce principal. Upon the occurrence and continuance of an Event of Default, payments on the Loan shall first be applied to default interest thereon, then to Protective Advances and fees, then to accrued interest thereon, and finally to principal. Funds received by Lender will be applied to reduce principal the day received, if before 5:00 p.m., Central Standard Time, unless received on a day that is not a Business Day, in which case said funds will be credited the next Business Day. Funds received by Lender on a revolving Loan Facility shall be immediately available for re-advance under the provisions of this Agreement if made by wire transfer, cash or other method of ensuring funds immediately available to Lender. Payment made in funds not immediately available to Lender, shall not be available to Borrower for re-advance for two Business Days thereafter or until Lender has confirmed the availability of funds. In the event that Lender shall, for any reason, require a promissory note to evidence Borrower’s repayment obligation, upon receipt of notice from Lender, Borrower agrees to execute and deliver to Lender a promissory note or notes in form prescribed by Lender consistent with the terms of this Agreement. Section 6.12.1 Working Capital. Borrower agrees to maintain minimum Working Capital of not less than $13,500,000.00 measured monthly. “Working Capital” shall be defined as current assets minus current liabilities. For purposes of determining the current assets, any amount unadvanced on Loan Facility B up to a maximum of $15,000,000.00 may be included as a current asset. Section 6.12.3 Local Net Worth. Borrower agrees to maintain minimum Local Net Worth of not less than $28,000,000.00 measured monthly. “Local Net Worth” is defined as total assets minus total liabilities minus investments. Section 7.13 Distribution and Withdrawals. Borrower will not distribute any profits, make any loans, declare or pay any dividends, distribute earnings, allow any draws, or make other distribution to its shareholders or equity holders of Borrower or apply any assets to the redemption, retirement, purchase or other acquisition of any such equity interests without the consent of Lender; however if no Event of Default or Potential Default shall exist, Borrower may pay dividends and distributions in an amount up to 75% of prior year’s net income, so long as Borrower has Working Capital above $18,000,000.00 post distribution. The combined distributions for 2021 and 2022 shall be limited to 75% of the combined net income of 2020 and 2021. 5. The following Sections are hereby added to the Credit Agreement to read as follows: Section 2.3.4 Float Fees Borrower agrees to pay a fee for each transaction (including but not limited to ACH, drafts, and debit card transactions) that processes against funds not yet cleared, whether or not Lender honors the transaction. The amount of said fee shall be determined by the Lender, from time to time, as the fee it will charge its borrowers for using uncollected (floating) funds for any Advance to Borrower’s Loan. Section 9.25 Consent to Electronic Communications. Borrower agrees that any “Communications" (as defined herein) directed to any one or more Borrower by the Lender, the Lender's parent association, or any subsidiary, affiliate, or agent of the Lender or the Lender's parent association (collectively, the "Association"), may be provided in electronic form or transmitted by electronic means. As used herein, "Communications" means all notices, disclosures, documents, or other communications given by the Lender to any Borrower, including without limitation all shareholder communications and any disclosures, notices, or communications relating to a transaction between any one or more of the Borrowers and the DocuSign Envelope ID: 5567622C-6EED-4FEA-A847-562F3D6AB478 THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian COPY VIEW

Form 6342 (5-2021) Association, but expressly excluding any notice required by law to be provided in paper form. Borrowers acknowledge that electronic Communications entail risks (including the risk of interception by a third party) and hereby release the Association from all liability relating to the electronic provision or transmission of Communications. Borrowers agree to provide the Lender upon request with the e-mail address or addresses of each Borrower and to notify the Lender within 10 days if any of the Borrowers change their e-mail address or addresses. Any Communication sent by e-mail will be deemed received when sent to the last e-mail address or addresses of any one or more of the Borrowers known by the Lender. Any Communication digitally published by the Association on an Internet website will be deemed received when the Association has both published the Communication and notified Borrowers that the Communication has been published. Transmission of any loan document as an "electronic record" containing any Borrower’s "electronic signature," as those terms are defined in applicable federal and state laws, or facsimile transmission of any loan document containing a facsimile of any Borrower’s signature, shall be as effective, enforceable and valid as if a paper version of such loan document were delivered containing such original written signature. Such loan document constitutes an original document for legal purposes and is effective as a transferable record. The electronic method used reliably establishes the identity of the Lender as a holder in due course. At any time, Borrowers may request a paper copy of any record Lender made available to Borrowers electronically. Any Borrower may revoke the consent to receive electronic Communications contained in this paragraph by sending thirty days prior written notice of such revocation, signed by all of the Borrowers, to the Lender by certified mail, return receipt requested. In the event of any conflict between the terms of this paragraph and the terms of any other agreement entered into by one or more of the Borrowers and the Association regarding electronic signatures or communications, the terms of the other agreement shall control as to such electronic signatures or communications. Section 9.26 No Future Commitment. Borrower acknowledges and understands that Lender does not, by entering into this Agreement, agree to provide funds to Borrower beyond the Maturity Date. In the event that Borrower desires to obtain financing beyond said date from Lender, such financing shall be at the discretion of Lender after application by Borrower. Lender makes no representation, either express or implied, that the Loan, as structured, will result in Borrower's operation being or becoming viable. Lender does not warrant the profitability of Borrower's operation, stability of land values, commodity prices, or any other economic factors. Borrower hereby represents and warrants to the Lender that, after giving effect to this Amendment, (i) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents and (ii) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date). Borrower hereby ratifies the Credit Agreement as amended and acknowledges and reaffirms (i) that it is bound by all terms of the Credit Agreement applicable to it and (ii) that it is responsible for the observance and full performance of its respective obligations. Borrower hereby certifies that the person(s) executing this Amendment on behalf of Borrower is/are duly authorized to execute such document on behalf of Borrower and that there have been no changes in the name, ownership, control, organizational documents, or legal status of the Borrower since the last application, loan, or loan servicing action; that all resolutions, powers and authorities remain in full force and effect, and that the information provided by Borrower is and remains true and correct. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEBRASKA. A CREDIT AGREEMENT MUST BE IN WRITING TO BE ENFORCEABLE UNDER NEBRASKA LAW. TO PROTECT YOU AND US FROM ANY MISUNDERSTANDINGS OR DISAPPOINTMENTS, ANY CONTRACT, PROMISE, UNDERTAKING OR OFFER TO FOREBEAR REPAYMENT OF MONEY OR TO MAKE ANY OTHER FINANCIAL ACCOMMODATION IN CONNECTION WITH THIS AMENDMENT MUST BE IN WRITING TO BE EFFECTIVE. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. IN WITNESS WHEREOF, the parties hereto have set their hand effective the day and year first above written. (signature page as follows) DocuSign Envelope ID: 5567622C-6EED-4FEA-A847-562F3D6AB478 THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian COPY VIEW

Form 6342 (5-2021) BORROWER: Dakota Ethanol, L.L.C., a South Dakota limited liability company By__________________________________________ Scott Mundt, Chief Executive Officer Address for Notice: PO Box 100, Wentworth, SD 57075 LENDER: Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA By: Name: Brian Frevert Title: Vice President Address for Notice: 5015 S. 118th Street, PO Box 2409, Omaha, NE 68103 DocuSign Envelope ID: 5567622C-6EED-4FEA-A847-562F3D6AB478 THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian COPY VIEW